                                                                               .
                                                                               .
                                                                               .

                                     ANNEX 1

                  TO THE DISTRIBUTION AGREEMENT BY AND BETWEEN
            SPDR(R) SERIES TRUST AND STATE STREET GLOBAL MARKETS, LLC

                                                                      TRADING
ETF                                                                    SYMBOL
---                                                                   -------
SPDR(R) DJ Wilshire Total Market ETF                                  TMW
SPDR(R) DJ Wilshire Large Cap ETF                                     ELR
SPDR(R) DJ Wilshire Large Cap Growth ETF                              ELG
SPDR(R) DJ Wilshire Large Cap Value ETF                               ELV
SPDR(R) DJ Wilshire Mid Cap ETF                                       EMM
SPDR(R) DJ Wilshire Mid Cap Growth ETF                                EMG
SPDR(R) DJ Wilshire Mid Cap Value ETF                                 EMV
SPDR(R) DJ Wilshire Small Cap ETF                                     DSC
SPDR(R) DJ Wilshire Small Cap Growth ETF                              DSG
SPDR(R) DJ Wilshire Small Cap Value ETF                               DSV
SPDR(R) DJ Global Titans ETF                                          DGT
SPDR(R) DJ Wilshire REIT ETF                                          RWR
SPDR(R) KBW Bank ETF                                                  KBE
SPDR(R) KBW Capital Markets ETF                                       KCE
SPDR(R) KBW Insurance ETF                                             KIE
SPDR(R) Morgan Stanley Technology ETF                                 MTK
SPDR(R) S&P(R) Dividend ETF                                           SDY
SPDR(R) S&P(R) Biotech ETF                                            XBI
SPDR(R) S&P(R) Homebuilders ETF                                       XHB
SPDR(R) S&P(R) Metals & Mining ETF                                    XME
SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF                     XES
SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF                 XOP
SPDR(R) S&P(R) Pharmaceuticals ETF                                    XPH
SPDR(R) S&P(R) Retail ETF                                             XRT
SPDR(R) S&P(R) Semiconductor ETF                                      XSD
SPDR(R) KBW Regional Banking(SM) ETF                                  KRE
SPDR(R) KBW Mortgage Finance(SM) ETF                                  KME
SPDR(R) Barclays Capital 1-3 Month T-Bill ETF                         BIL
SPDR(R) Barclays Capital Intermediate Term Treasury ETF               ITE
SPDR(R) Barclays Capital Long Term Treasury ETF                       TLO
SPDR(R) Barclays Capital TIPS ETF                                     IPE
SPDR(R) Barclays Capital Aggregate Bond ETF                           LAG
SPDR(R) Nuveen Barclays Capital Municipal Bond ETF                    TFI
SPDR(R) Barclays Capital International Treasury Bond ETF              BWX
SPDR(R) Nuveen Barclays Capital Short Term Municipal Bond ETF         SHM
SPDR(R) Nuveen Barclays Capital California Municipal Bond ETF         CXA
SPDR(R) Nuveen Barclays Capital New York Municipal Bond ETF           INY
SPDR(R) Barclays Capital High Yield Bond ETF                          JNK
SPDR(R) DB International Government Inflation-Linked Bond ETF         WIP
SPDR(R) Barclays Capital Short Term International Treasury Bond ETF   BWZ

SPDR(R) Barclays Capital Intermediate Term Credit Bond ETF            ITR
SPDR(R) Barclays Capital Long Term Credit Bond ETF                    LWC
SPDR(R) Barclays Capital Convertible Bond ETF                         CWB
SPDR(R) Barclays Capital Mortgage Backed Bond ETF                     MBG
SPDR(R) Wells Fargo Preferred Stock ETF                               PSK
SPDR(R) Nuveen S&P(R) VRDO Municipal Bond ETF                         VRD
SPDR(R) Barclays Capital Short Term Corporate Bond ETF                SCPB
SPDR(R) Nuveen Barclays Capital Build America Bond ETF                BABS
SPDR(R) Barclays Capital International Corporate Bond ETF             IBND

EFFECTIVE WITH SEC, BUT NOT OPERATIONAL
SPDR(R) S&P(R) Aerospace & Defense ETF
SPDR(R) S&P(R) Building & Construction ETF
SPDR(R) S&P(R) Computer Hardware ETF
SPDR(R) S&P(R) Computer Software ETF
SPDR(R) S&P(R) Health Care Equipment ETF
SPDR(R) S&P(R) Health Care Services ETF
SPDR(R) S&P(R) LeisureTime ETF
SPDR(R) S&P(R) Outsourcing & IT Consulting ETF
SPDR(R) S&P(R) Telecom ETF
SPDR(R) S&P(R) Transportation ETF

Dated: May 19, 2010


                                        2